[INVESCO AIM LOGO APPEARS HERE]
--Servicemark--

October 2, 2008

Board of Trustees

AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, and AIM Tax-Exempt Fund (each a "Trust", collectively the "Trusts")

11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Re: Initial Capital Investment in New Class Y Shares of each Fund (collectively the "Funds") of the Trusts

Ladies and Gentlemen:

The purpose of this letter is to set out our understanding of the conditions of and our promises and representations concerning this investment.

We hereby agree to purchase shares equal to the following dollar amount for the
Funds:

FUND AND CLASS                                     AMOUNT          DATE
--------------                                   ----------   ---------------
INITIAL INVESTMENT FOR THE PURPOSE OF COMMENCING OPERATIONS

AIM COUNSELOR SERIES TRUST
   AIM Floating Rate Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Multi-Sector Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Select Real Estate Income Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Structured Core Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Structured Growth Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Structured Value Fund
      Class Y Shares                             $10,000.00   October 2, 2008

AIM EQUITY FUNDS
   AIM Capital Development Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Charter Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Constellation Fund
      Class Y Shares                             $10,000.00   October 2, 2008

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October 2, 2008
Page 2


   AIM Diversified Dividend Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Large Cap Basic Value Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Large Cap Growth Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Summit Fund
      Class Y Shares                             $10,000.00   October 2, 2008

AIM FUNDS GROUP
   AIM Basic Balanced Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM European Small Company Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Global Core Equity Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM International Small Company Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Mid Cap Basic Value Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Select Equity Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Small Cap Equity Fund
      Class Y Shares                             $10,000.00   October 2, 2008

AIM GROWTH SERIES
   AIM Basic Value Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Conservative Allocation Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Global Equity Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Growth Allocation Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Income Allocation Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Independence Now Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Independence 2010 Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Independence 2020 Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Independence 2030 Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Independence 2040 Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Independence 2050 Fund
      Class Y Shares                             $10,000.00   October 2, 2008

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October 2, 2008
Page 3


   AIM International Allocation Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Mid Cap Core Equity Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Moderate Allocation Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Moderate Growth Allocation Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Moderately Conservative Allocation Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Small Cap Growth Fund
      Class Y Shares                             $10,000.00   October 2, 2008

AIM INTERNATIONAL MUTUAL FUNDS
   AIM Asia Pacific Growth Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM European Growth Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Global Growth Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Global Small & Mid Cap Growth Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM International Core Equity Fund
      Class Y Shares
   AIM International Growth Fund                 $10,000.00   October 2, 2008
      Class Y Shares
                                                 $10,000.00   October 2, 2008
AIM INVESTMENT FUNDS
   AIM China Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Developing Markets Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Global Health Care Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM International Total Return Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Japan Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM LIBOR Alpha Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Trimark Endeavor Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Trimark Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Trimark Small Companies Fund
      Class Y Shares                             $10,000.00   October 2, 2008


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October 2, 2008
Page 4


AIM INVESTMENT SECURITIES FUNDS
   AIM Core Bond Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Dynamics Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Global Real Estate Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM High Yield Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Income Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Limited Maturity Treasury Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Money Market Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Municipal Bond Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Real Estate Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Short Term Bond Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM U.S. Government Fund
      Class Y Shares                             $10,000.00   October 2, 2008

AIM SECTOR FUNDS
   AIM Energy Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Financial Services Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Gold & Precious Metals Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Leisure Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Technology Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Utilities Fund
      Class Y Shares                             $10,000.00   October 2, 2008

AIM TAX-EXEMPT FUNDS
   AIM High Income Municipal Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Tax-Exempt Cash Fund
      Class Y Shares                             $10,000.00   October 2, 2008
   AIM Tax-Free Intermediate Fund
      Class Y Shares                             $10,000.00   October 2, 2008

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October 2, 2008
Page 5


We understand that the price per share for the Class Y Shares of the Funds will be equal to the next determined net asset value per share of the Class A Shares of the Funds.

We hereby represent that we are purchasing these shares solely for our own account and solely for investment purposes without any intent of distributing or reselling said shares. We further represent that disposition of said shares will only be by direct redemption to or repurchase by the Trusts.

We further agree to provide the Trusts with at least three business day's advance written notice of any intended redemption and agree that we will work with the Trusts with respect to the amount of such redemption so as not to place a burden on the Trusts and to facilitate normal portfolio management of the Funds.

Sincerely yours,

INVESCO AIM ADVISORS, INC.


/s/ John M. Zerr
-------------------------------------
John M. Zerr
Senior Vice President

cc:  Mark Gregson
     Gary Trappe